MANAGED PORTFOLIO SERIES (the “Trust”)

AC ONE China Fund

(the “Fund”)

Supplement dated May 16, 2012 to:

Prospectus and Summary Prospectus for the Fund
dated May 16, 2012.

The AC ONE China Fund (the “Fund”), a series of the Trust, will be offered during an initial offering period which is currently scheduled to begin on May 16, 2012 and end at the close of business (4:00 p.m., Eastern time) on June 15, 2012, subject to extension.  If the initial offering period ends on June 15, 2012, the Fund will begin its continuous offering of shares on June 18, 2012.

During the Fund’s initial offering period, you may subscribe to purchase Fund shares at a price of $10.00 per share.  Investment checks made payable to “AC ONE China Fund” received during the initial offering period will be securely held but will not be cashed and invested in the Fund until at least June 15, 2012.  If you would like to invest via federal wire, please complete an account application as directed in the Fund’s Prospectus to indicate your desire to participate in the initial offering period through federal funds wire.  Monies received by wire will be held in escrow until at least June 15, 2012.  Subscriptions received during the Fund’s initial offering period will be processed on the purchase date, which will be the date on which the Fund commences operations, which is expected to be June 15, 2012.  Applications to purchase shares of the Fund received after the initial offering period will be invested in the Fund at the Fund’s then current net asset value.

The Fund intends to commence operations on June 15, 2012.  However, the Fund reserves the right to delay the Fund’s commencement of operation and extend the initial offering period upon notice to investors.

You may rescind your order to purchase shares of the Fund at any time during the initial offering period by contacting the Fund at (888) 964-0788.

This supplement should be retained with your Prospectus and Statement of Additional Information for future reference.